Exhibit 99.1

Pharmacopeia Receives Notification from NASDAQ

Princeton, NJ – October 3, 2008 – Pharmacopeia (NASDAQ: PCOP), an innovator in the discovery and development of novel small molecule therapeutics, today announced it received a notice on September 30, 2008 from The Nasdaq Stock Market indicating that the company is not in compliance with the continued listing requirements of The Nasdaq Global Market under Nasdaq Marketplace Rule 4450(b)(1)(A).  The company received this notice because the market value of its listed securities was below $50 million for 10 consecutive trading days.  The notice further states that the company is not in compliance with the alternative test under Nasdaq Marketplace Rule 4450(b)(1)(B), which requires total assets and total revenue of $50 million each for the most recently completed fiscal year or two of the last three most recently completed fiscal years.  This notification has no immediate effect on the listing of the company’s common stock on The Nasdaq Global Market.

Pharmacopeia may regain compliance with the minimum market value of listed securities standard if, at anytime prior to October 30, 2008, the market value of Pharmacopeia’s common stock is $50 million or more for a minimum of 10 consecutive business days (or such longer period of time as may be required by Nasdaq, at its discretion).  If Pharmacopeia has not demonstrated compliance with The Nasdaq Global Market listing standards by October 30, 2008, Nasdaq will provide the company with written notice that its securities will be de-listed.  At that time, Pharmacopeia may appeal Nasdaq’s determination to the Nasdaq Listing Qualifications Panel. This appeal process may take several weeks, during which time Pharmacopeia’s common stock will continue to trade on The Nasdaq Global Market.

The company plans to exercise diligent efforts to maintain the listing of its common stock on The Nasdaq Global Market, but there is no assurance that it will be successful in doing so.  Alternatively, the company may apply to transfer its common stock to The Nasdaq Capital Market. Pharmacopeia believes it currently satisfies the criteria for listing on The Nasdaq Capital Market.

On September 24, 2008, Pharmacopeia entered into a definitive merger agreement with Ligand Pharmaceuticals Incorporated (Ligand), under which Ligand will acquire Pharmacopeia. This transaction is expected to close by the first quarter of 2009 and is subject to the approval of Pharmacopeia stockholders and antitrust regulatory clearance, as well as other customary closing conditions.

Additional Information and Where to Find It

Ligand intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which will include a proxy statement of the company and other relevant materials in connection with the proposed transaction. The proxy statement will be mailed to the company’s stockholders. Investors and stockholders of the company are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the company, Ligand and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Ligand or the company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Ligand by going to Ligand’s Investor Relations website at www.ligand.com. Investors and security holders may obtain free copies of the documents filed with the SEC by the company by going to the company’s Investor Relations page on its corporate website at www.pharmacopeia.com. Investors and security holders of the company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

The company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the company in favor of the proposed transaction. Information about the company’s executive officers and directors and their ownership of company common stock is set forth in the proxy statement for the company’s 2008 annual meeting of stockholders, which was filed with the SEC on March 24, 2008. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the company and its respective executive officers and directors in the proposed transaction by reading the proxy statement regarding the proposed transaction, which will be filed with the SEC.

Ligand and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the company in favor of the proposed transaction. Information concerning Ligand’s directors and executive officers is set forth in Ligand’s proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on April 29, 2008, and annual report on Form 10-K filed with the SEC on March 5, 2008.

About Pharmacopeia

Pharmacopeia is a clinical development stage biopharmaceutical company dedicated to discovering and developing novel small molecule therapeutics to address significant medical needs.  The company has a broad portfolio of clinical and preclinical candidates under development internally or by partners including nine clinical compounds in Phase 2 or Phase 1 development addressing multiple indications including diabetic nephropathy, muscle wasting and inflammation.  The company is leveraging its fully integrated drug discovery platform to sustain the growth of its development pipeline.  Pharmacopeia has established strategic alliances with major pharmaceutical and biotechnology companies, including Bristol-Myers Squibb, Celgene, Cephalon, GlaxoSmithKline, Schering-Plough and Wyeth Pharmaceuticals. Pharmacopeia has entered into a definitive merger agreement with Ligand Pharmaceuticals, under which Ligand will acquire Pharmacopeia. For more information on the merger transaction, please visit Pharmacopeia’s website at http://www.pharmacopeia.com.

Pharmacopeia Contact:
Brian Posner
Pharmacopeia
609-452-3643
ir_pr@pcop.com

Rebecca Der

Burns McClellan

212-213-0006

rder@burnsmc.com

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This press release, and oral statements made with respect to information contained in this press release, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management’s current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia’s strategic plans, the continued listing of Pharmacopeia’s common stock on The Nasdaq Global Market, the merger transaction between Pharmacopeia and Ligand Pharmaceuticals, Pharmacopeia’s anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia’s plans to develop PS433540, a product candidate from its DARA program, Pharmacopeia’s Phase 2 clinical studies with respect to PS433540, including timing and expected outcomes of such studies, Pharmacopeia’s plans to develop PS178990, a product candidate from its SARM program, Pharmacopeia’s Phase 1 clinical studies with respect to PS178990, including timing and expected outcomes of such studies, Pharmacopeia’s plans to develop PS031291, a product candidate from its chemokine receptor CCR1 program, Pharmacopeia’s estimates of the market opportunities for its product candidates, including PS433540, PS178990 and PS031291, Pharmacopeia’s ability to raise additional capital, Pharmacopeia’s ability to successfully perform under its collaborations with Bristol-Myers Squibb, Cephalon, GlaxoSmithKline, Schering-Plough and Wyeth, Pharmacopeia’s ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia’s expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia’s expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions.

Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this press release and oral statements made with respect to information contained in this press release are qualified entirely by the cautionary statements included in this press release and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this press release. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.